SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES AND
                              EXCHANGE ACT OF 1934


                               February 15, 2002
                       (Date of Earliest Event Reported)


         AIRPLANES LIMITED                       AIRPLANES U.S. TRUST

 (Exact Name of Registrants as Specified in Memorandum of Association or Trust
                                  Agreement)


         Jersey, Channel Islands                      Delaware
         (State or Other Jurisdiction of Incorporation or Organization)

         33-99970-01                                  13-3521640
         (Commission File                             (IRS Employer
         Number)                                      Identification No.)


         Airplanes Limited                            Airplanes U.S. Trust
         22 Grenville Street                          1100 North Market Street
         St. Helier                                   Rodney Square North
         Jersey, JE4 8PX                              Wilmington, Delaware
         Channel Islands                              19890-0001
         (011 44 1534 609 000)                        (1-302-651-1000)

           (Addresses and Telephone Numbers, Including Area Codes, of
                   Registrants' Principal Executive Offices)

Item 5. Other Events

     Attached hereto as Exhibit A is a copy of a Press Release dated February 15, 2002.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                          AIRPLANES LIMITED


Date: February 15, 2002                   /s/ Roy M. Dantzic*
                                          -------------------
                                          Director and Officer


Date: February 15, 2002                   AIRPLANES U.S. TRUST


                                          /s/ Roy M . Dantzic*
                                          -------------------
                                          Controlling Trustee
                                          and Officer


                                          *By: /s/ Patrick J. Dalton
                                              ----------------------
                                              Attorney-in-Fact

                                 EXHIBIT INDEX

Exhibit A  -  Press Release dated February 15, 2002
Exhibit B  -  Power of Attorney for Airplanes Limited
Exhibit C  -  Power of Attorney for Airplanes U.S. Trust

                                                                      Exhibit A


                                AIRPLANES GROUP

                    debis AirFinance House, Shannon, Ireland
                  Telephone: +353 61 360000 Fax: 353 61 360113

                                 PRESS RELEASE

Under the terms of the Airplanes Notes, Airplanes Group ("the Company") is required annually to commission an appraisal of the Company's fleet. A consequence of this appraisal is to redirect, when required, certain cashflows to the Class A Notes (i.e., via the Class A Principal Adjustment Amount). Reductions in appraised values cannot directly affect interest payments to be made on Class A, B, C and D Notes but can cause the deferral of targeted principal payments on the Class C and D Notes and the suspension of interest payments on the Class E Notes until such time as the Class A target loan to value ratios implied by the terms of the Airplanes Notes have been restored.

The Indentures require the Company to obtain annual appraisals of the "base values" of each of the Company's aircraft from at least three independent appraisers that are members of the International Society of Transport Aircraft Trading ("ISAT"). Since 1996, the Company has obtained its annual appraisals from Airclaims Limited ("Airclaims"), Aircraft Information Services, Inc. ("AISI") and BK Associates ("BK"). The most recent annual appraisals (as of January 31, 2002) obtained by the Company are: AISI ($2,753 million), BK ($2,970 million) and Airclaims ($2,687 million). The average of these three appraisals is $2,803 million (the "2002 Appraised Value"), compared with the $3,120 million as of January 31, 2001 (as adjusted for sales during the period to January 31, 2002).

In the year to January 31, 2002, the annual decline in the average appraised value was significantly greater than the decline in value implied by the principal payment provisions included in the Airplanes Notes at the time the Company was formed in 1996. In four of the six annual appraisals received to date since 1996, when the Company acquired its aircraft, the annual decline was greater than that implied by the provisions included in the Notes. In addition the appraised values obtained from the various individual appraisers have tended to vary in widely different amounts. In light of this experience, the Company continues to keep under review the number and composition of appraisers in deciding how best to comply with its appraisal obligations in the future.

Based on the appraisal dated February 18, 2000, the decline in aircraft valuations in the year to February 2000 was approximately $15 million less than the decline in value implied by the principal payment provisions included in the Notes. However, as a consequence of the decline in appraised values experienced in the year to February 1999, which was approximately $61 million more than the decline implied by the provisions included in the Notes, combined with the cashflow performance, Airplanes Group has continued to pay Class A Principal Adjustment Amounts from the March 2000 Payment Date (the first Payment Date for which the 2000 appraisal was effective). Cashflows were sufficient on the March and April 2000 Payment Dates to pay the Class C and Class D Scheduled Principal Amounts and the Class E Minimum Interest Amount.

However, as a result of an adverse movement in cashflow performance in the period since the April 2000 Payment Date (which arose due to the factors described in the Company's Forms 10-Q), available cashflows have not been sufficient to pay all of the scheduled Class A Principal Adjustment Amounts in the period. As a result, no payments of the Class C and Class D Scheduled Principal Amounts have been made since the April 2000 payment date.

Consequently, at January 15, 2002, Class A Principal Adjustment Amounts outstanding were $21.5 million and total deferrals of Class C and Class D Scheduled Principal Amounts amounted to $29.4 million and $15.2 million respectively. The Class E Minimum Interest Amount has also been suspended during this period.

Based on the new appraisal dated January 31, 2002, the decline in aircraft valuations in the year to January 2002 was approximately $156 million more than the decline in value implied by the principal payment provisions included in the Notes. This decline in appraised values in the year to January 2002, combined with the decline in both the appraised values since March 1996 and the cash performance in that period, results in an increase in the Class A Principal Adjustment Amount outstanding at February 15, 2002 from $36.1 million to $117.7 million.

The obligation to make payment of Class A Principal Adjustment Amount will result in the continued reallocation of cashflows in favour of the Class A Notes until such time as the Class A target loan to value ratios implied by the terms of the Airplanes Notes have been restored. Accordingly, payments of the Class C and Class D Scheduled Principal Amounts will continue to be deferred and the current suspension of payments of the Class E Minimum Interest Amount will also continue.

There can be no assurances that these arrears will be paid in full or that variations in future cashflows or future appraisals will not lead to further delays or increases in the payment of Class A Principal Adjustment Amounts or increases in arrears of Class C and Class D Scheduled Principal Amounts.

For further information concerning the Company's results of operations, please see its Quarterly Report on Form 10-Q for the period to December 31, 2001 which was filed with the Securities and Exchange Commission.

Further information regarding the Appraisals:

Under the terms of the Indentures governing the Airplanes Notes, the Company is required at the beginning of each year to obtain appraisals of the "base value" of its aircraft from at least three independent appraisers. The appraisers ascertained the "base value" of each aircraft on the basis of an open, unrestricted, stable market environment as of January 31, 2002 with a reasonable balance of supply and demand, and with full consideration of each aircraft's "highest and best use", presuming an arm's-length, cash transaction between willing, able and knowledgeable parties, acting prudently, with an absence of duress and with a reasonable time available for marketing, adjusted to account for the maintenance status of each aircraft (with certain assumptions as to use since the last reported status). The 2002 Appraised Value stated above does not reflect the value of leases, maintenance reserves, security deposits or other collateral, if any, related to a particular aircraft. An appraisal is only an estimate of value and there can be no assurance that proceeds received upon any sale of an aircraft would approximate the base value of that aircraft.

February 15, 2001

For further information please contact: Patrick Dalton or Paul Farrell of Airplanes Group's Administrative Agent at tel: 353 61 360000

                                                                      Exhibit B


     Attached hereto is a true and correct copy of a Power of Attorney given by each of the persons signatory thereto.


                                                  /s/ John Banes
                                                  ------------------------------
                                                      John Banes

                               POWER OF ATTORNEY


     Each of the undersigned, being a Director and officer of Airplanes Limited, hereby individually appoints Patrick Blaney, John Redmond, Michael Walsh, Pat Dalton, Paul Farrell, Rose Hynes and Edward Hansom and each of them, acting on behalf of AerFi Financial Services (Ireland) Limited, as Administrative Agent of Airplanes Limited, his true and lawful attorney-in-fact and agent (each an "Attorney-in-Fact"), with full power by power of attorney of substitution and resubstitution, for him and in his name, place and stead, in his capacity as a Director and an officer of Airplanes Limited, to sign each Report on Form 8-K which will be filed at least monthly, provided that where any such Report on Form 8-K is required to contain any information in addition to or other than a copy of the relevant monthly report to certificate holders, the contents of such Report on Form 8-K shall be notified to any one Director of Airplanes Limited prior to the filing thereof, each such Report on Form 8-K containing a monthly report to certificate holders to be filed monthly on or about the 15th day of each month and each other Report on Form 8-K to be filed within the time prescribed by the Securities and Exchange Commission (the "SEC") upon the occurrence of certain events listed in the SEC rules and regulations with the SEC and any amendments thereto, and to file the same with any exhibits thereto and any other documents in connection therewith with the SEC, granting unto said Attorney-in-Fact full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said Attorney-in-Fact, or his substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, each of the undersigned has caused this Power of Attorney to be duly executed and delivered on the date indicated below.



Dated: 14 June 1999                               /s/ William M. McCann
                                                  ------------------------------
                                                  William M. McCann

                                         Witness: /s/ A.Syvret
                                                  -----------------------------

Dated: 14 June 1999                               /s/ Roy M. Dantzic
                                                  ------------------------------
                                                  Roy M. Dantzic

                                         Witness: /s/ A.Syvret
                                                  ------------------------------


Dated: 14 June 1999                               /s/ Hugh R. Jenkins
                                                  ------------------------------
                                                  Hugh R. Jenkins

                                         Witness: /s/ A.Syvret
                                                  ------------------------------


Dated: 14 June 1999                               /s/ Richard E. Cavanagh
                                                  -----------------------
                                                  Richard E. Cavanagh

                                         Witness: /s/ A.Syvret
                                                  ------------------------------


Dated: 14 June 1999                               /s/ Brian T. Hayden
                                                  ------------------------------
                                                  Brian T. Hayden

                                         Witness: /s/ A.Syvret
                                                  ------------------------------

                                                                       Exhibit C


     Attached hereto is a true and correct copy of a Power of Attorney given by each of the persons signatory thereto.


                                                  /s/ John Banes
                                                  ------------------------------
                                                      John Banes

                               POWER OF ATTORNEY

     Each of the undersigned, being a Controlling Trustee and officer of Airplanes U.S. Trust, hereby individually appoints Patrick Blaney, John Redmond, Michael Walsh, Pat Dalton, Paul Farrell, Rose Hynes and Edward Hansom and each of them, acting on behalf of AerFi Financial Services (Ireland) Limited, as Administrative Agent of Airplanes U.S. Trust, his true and lawful attorney-in-fact and agent (each an "Attorney- in-Fact"), with full power of substitution and resubstitution, for him and in his name, place and stead, in his capacity as a Controlling Trustee and an officer of Airplanes U.S. Trust to sign each Report on Form 8-K which will be filed at least monthly, provided that where any such Report on Form 8-K is required to contain any information in addition to or other than a copy of the relevant monthly report to certificate holders, the contents of such Report on Form 8-K shall be notified to any one Controlling Trustee of Airplanes U.S. Trust prior to the filing thereof, each such Report on Form 8-K containing a monthly report to certificate holders to be filed monthly on or about the 15th day of each month and each other Report on Form 8-K to be filed within the time prescribed by the Securities and Exchange Commission (the "SEC") upon the occurrence of certain events listed in the SEC rules and regulations with the SEC and any amendments thereto, and to file the same with any exhibits thereto and any other documents in connection therewith with the SEC, granting unto the said Attorney-in- Fact full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said Attorney-in- Fact, or his substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, each of the undersigned has caused this Power of Attorney to be duly executed and delivered on the date indicated below.


Dated: 14 June 1999                               /s/ William M. McCann
                                                  ------------------------------
                                                  William M. McCann

                                         Witness: /s/ A.Syvret
                                                  ------------------------------

Dated: 14 June 1999                               /s/ Roy M. Dantzic
                                                  ------------------------------
                                                  Roy M. Dantzic

                                         Witness: /s/ A.Syvret
                                                  ------------------------------


Dated: 14 June 1999                               /s/ Hugh R. Jenkins
                                                  ------------------------------
                                                  Hugh R. Jenkins

                                         Witness: /s/ A.Syvret
                                                  ------------------------------


Dated: 14 June 1999                               /s/ Richard E. Cavanagh
                                                  ------------------------------
                                                  Richard E. Cavanagh

                                         Witness: /s/ A.Syvret
                                                  ------------------------------


Dated: 14 June 1999                               /s/ Brian T. Hayden
                                                  ------------------------------
                                                  Brian T. Hayden

                                         Witness: /s/ A.Syvret
                                                  ------------------------------